UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2007 (July 13, 2007)

WABCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33332	20-8481962
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (732) 980-6000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02	Results of Operations and Financial Conditions.

On July 18, 2007, American Standard Companies Inc. (“ASD”) issued a press release reporting its results for the quarter ended June 30, 2007, which included the quarterly results for the WABCO business (the ASD “Vehicle Control Systems” business) and provided forward-looking guidance for its and WABCO Holdings Inc.’s (“WABCO”) fiscal year ending December 31, 2007. The press release, which is attached as Exhibit 99.1, and the information included in Item 7.01 of this Form 8-K are incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

The information in the earnings release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), only if and to the extent such subsequent filing specifically references such information.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements); or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally acceptable accounting principles in the United States. Pursuant to the requirements of Regulation G, the reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures set forth in the earnings release on the Consolidated Statements of Operations, Reconciliation of Net Income to Adjusted Net Income and Adjusted Net Income Per Diluted Common Share, Reconciliation of Statement of Operations, the Data Supplement Sheet, the Earnings Per Share Reconciliation Table and the Reconciliations of Net Cash Provided by Operating Activities to Free Cash Flow are attached to the earnings release.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with ASD’s previously announced plan to spin off its Vehicle Control Systems business conducted through its wholly owned subsidiary, WABCO, on July 13, 2007, the Board of Directors of WABCO adopted a Rights Agreement with The Bank of New York, as rights agent, which was entered into on July 16, 2007, and declared a dividend of one right for each share of WABCO’s common stock to be distributed to holders of record of outstanding shares of WABCO’s common stock at the close of business on July 19, 2007. Each right allows its holder to purchase one one-hundredth of a share of WABCO’s junior participating cumulative preferred stock for $250, once the rights become separated from WABCO’s common stock and exercisable. Prior to its exercise, a right does not give its holder any dividend, voting or liquidation rights. The rights will not be represented by certificates. More information about the terms of the rights can be found in the section entitled “Description of Capital Stock – Rights Plan” in WABCO’s Information Statement, which was attached as Exhibit 99.1 to WABCO’s amended Registration Statement on Form 10 filed with the Securities and Exchange Commission on July 5, 2007 (the “Information Statement”) and is incorporated by reference into this item. The description of the Rights Agreement and the terms of the rights set forth under this Item 3.03 is qualified in its entirety by reference to the complete terms and conditions of the Rights Agreement filed as Exhibit 4.1 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Directors

On July 13, 2007, Frederic M. Poses, Mary Beth Gustafsson and Lawrence B. Costello informed the Board of Directors of WABCO that they will be resigning as directors of WABCO effective July 27, 2007.

(c)	Appointment of Executive Officers

On July 13, 2007, the following individuals were appointed as executive officers of WABCO to be effective July 27, 2007:

Name	Position
Nikhil M. Varty	Vice President, Compression & Braking
Jean-Christophe Figueroa	Vice President, Vehicle Dynamics and Controls
Dr. Christian Wiehen	Vice President, Product Development
Todd Weinblatt	Controller

More information about the background of these executive officers can be found in the section entitled “Management – Our Directors and Executive Officers” of the Information Statement and is incorporated by reference into this item.

(d)	Election of Board Members and Board Committee Members

On July 13, 2007, Michael Smith was appointed to the Board of Directors of WABCO to be effective July 17, 2007. Mr. Smith will serve on WABCO’s Audit Committee as its sole member. Effective July 27, 2007, Mr. Smith will also serve on WABCO’s Compensation, Nominating and Governance Committee as its chair.

On July 13, 2007, Dr. Juergen Gromer, James F. Hardymon, Jacques Esculier and Kenneth J. Martin were appointed to the Board of Directors of WABCO to be effective July 27, 2007. Mr. Hardymon will serve as WABCO’s Chairman effective July 27, 2007. WABCO will have a classified Board of Directors. The initial class designations and the terms of the classes are as follows:

Directors	Term Ending
Dr. Juergen Gromer and G. Peter D’Aloia	2008 annual meeting
James F. Hardymon and Michael Smith	2009 annual meeting
Jacques Esculier and Kenneth J. Martin	2010 annual meeting

Messrs. Gromer and Martin will both serve on WABCO’s Audit Committee and Compensation, Nominating and Governance Committee. Mr. Martin will serve as the chair of the Audit Committee.

More information about the business background of these directors can be found in the section entitled “Management – Our Directors and Executive Officers” of the Information Statement and is incorporated by reference into this item.

Item 5.03	Amendments to Articles of Incorporation and Bylaws.

On July 13, 2007, the Board of Directors of WABCO approved and adopted the Amended and Restated Certificate of Incorporation for WABCO, which was also approved by ASD, as WABCO’s sole shareholder. A description of the material provisions of the Amended and Restated Certificate of Incorporation is included in the Information Statement and is incorporated by reference into this item. The description of the Amended and Restated Certificate of Incorporation set forth under this Item 5.03 is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 hereto.

On July 13, 2007, the Board of Directors of WABCO approved and adopted the Amended and Restated By-Laws of WABCO, which was also approved by ASD, as WABCO’s sole shareholder. A description of the material provisions of the Amended and Restated By-Laws is included in the Information Statement and is incorporated by reference into this item. The description of the Amended and Restated By-Laws set forth under this Item 5.03 is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation filed as Exhibit 3.2 hereto.

Item 7.01	Regulation FD Disclosure.

On July 18, 2007, ASD issued a press release announcing its results for the quarter ended June 30, 2007, which included the quarterly results for the WABCO business (the ASD “vehicle control systems” business) and provided forward-looking guidance for its and WABCO’s fiscal year ending December 31, 2007. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

On July 13, 2007, the Board of Directors of WABCO approved a stock split in the form of a stock dividend to its stockholder of record on July 19, 2007 of that number of shares of

WABCO common stock such that following such dividend the total number of shares of WABCO common stock outstanding shall equal one share and one right for every three shares of ASD common stock outstanding as of the record date established by the Board of Directors of ASD for the spin-off.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed or furnished as part of this report to the extent described in Items 2.02, 3.03, 5.03 and 7.01.

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated By-Laws of WABCO Holdings Inc.

4.1	Rights Agreement, dated July 16, 2007, by and between WABCO Holdings Inc. and The Bank of New York.

4.2	Certificate of Designation of Junior Participating Cumulative Preferred Stock.

99.1	Press Release dated July 18, 2007.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this report, and the exhibits attached hereto, including, without limitation statements as to management’s good faith expectations and belief are forward-looking statements. Forward looking statements can be identified by the use of words such as “believe,” “expect,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “anticipate,” “intends” and other words of similar meaning. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon WABCO. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on WABCO will be those anticipated by management. Actual results may differ materially from these expectations as a result of many factors including:

•	adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis;

•	changes in international or U.S. economic conditions, such as inflation, interest rate fluctuations, foreign exchange rate fluctuations or recessions in our markets;

•	unpredictable difficulties or delays in the development of new product technology;

•	pricing changes to our supplies or products or those of our competitors, and other competitive pressures on pricing and sales;

•	competition in our existing and future lines of business and the financial resources of competitors;

•	our failure to comply with regulations and any changes in regulations;

•	our failure to complete potential future acquisitions or to realize benefits from completed acquisitions;

•	our ability to access debt markets on a favorable basis;

•	our inability to implement our growth plan;

•	the loss of any of our senior management;

•	difficulties in obtaining or retaining the management and other human resource competencies that we need to achieve our business objectives;

•	labor relations;

•

risks inherent in operating in foreign countries, including exposure to local economic conditions, government regulation, currency restrictions and other restraints, changes in tax laws, expropriation, political instability and diminished ability to legally enforce our contractual rights;

•	our inability to operate effectively as a stand-alone, publicly traded company;

•	the actual costs of separation may be higher than expected;

•	the actual level of commercial vehicle production in our end-markets; and

•	periodic changes to contingent liabilities, including those associated with litigation matters, government investigations, environmental matters and tax matters.

In addition, there are risks and uncertainties relating to the planned tax-free spin-off of WABCO from ASD, including the timing and certainty of the completion of the spin off and the ability of WABCO to operate as an independent entity. For information about additional factors which could cause actual results to differ materially from expectations and other risks and uncertainties that could adversely affect WABCO’s forward-looking statements, please refer to WABCO’s filings with the Securities and Exchange Commission, including its Information Statement. WABCO does not undertake any obligation to update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2007	WABCO HOLDINGS INC.

	By:	/s/ Ulrich Michel
	Name:	Ulrich Michel
	Title:	Chief Financial Officer